Exhibit 99.1
COVANTA INCREASES SHARE REPURCHASE AUTHORIZATION;
Additional Purchases of $100 Million Approved
MORRISTOWN, N.J., May 6, 2011 — Covanta Holding Corporation (NYSE: CVA) (“Covanta” or the “Company”) today announced that its Board of Directors has authorized an additional $100 million in share repurchases, bringing the total authorized amount to $300 million.
“Today’s action continues to demonstrate our commitment to actively returning capital while pursuing our very promising Energy-from-Waste development pipeline. Since we began this program in June 2010 and the end of this year’s first quarter, we have returned approximately $390 million to shareholders through a combination of share repurchases, a special dividend and the institution of an ongoing quarterly cash dividend. This active capital return program is facilitated by our strong cash flow generation and balance sheet,” said Sanjiv Khattri, Covanta’s Executive Vice President and CFO.
The Company expects to fund the share repurchases using available sources of liquidity, including its substantial cash generated from the business and proceeds from asset sales. The repurchases may employ a variety of methods including open market purchases, privately negotiated transactions, block trades or other available alternatives. The amount and timing of any repurchases will be determined based on an evaluation of a variety of factors at the time of any repurchases. The share buyback authorization does not obligate the Company to acquire any specific number of shares in any period, and may be modified, suspended or discontinued at any time without notice to shareholders.
About Covanta
Covanta is an internationally recognized owner and operator of large-scale Energy-from-Waste and renewable energy projects and a recipient of the Energy Innovator Award from the U.S. Department of Energy’s Office of Energy Efficiency and Renewable Energy. Covanta’s 44 Energy-from-Waste facilities provide communities with an environmentally sound solution to their solid waste disposal needs by using that municipal solid waste to generate clean, renewable energy. Annually, Covanta’s modern Energy-from-Waste facilities safely and securely convert approximately 20 million tons of waste into 9 million megawatt hours of clean renewable electricity and more than 9 billion pounds of steam that are sold to a variety of industries. For more information, visit www.covantaenergy.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in global markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not successfully close its announced or planned acquisitions or projects in development and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.
Contacts

Marisa F. Jacobs, Esq.
862.345.5285
James Regan
862.345.5216

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